Exhibit 4.9

SECOND SUPPLEMENTAL INDENTURE
SUBSIDIARY GUARANTEES

SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of April 1, 2015, among the Subsidiary Guarantors listed on Schedule I hereto (the “Guaranteeing Subsidiaries”), each a wholly-owned domestic subsidiary of Dynegy Inc. (or its permitted successor), a Delaware corporation (the “Company”), the Company, and Wilmington Trust, National Association, as trustee under the indentures referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company (as successor by merger to Dynegy Finance II, Inc.) has heretofore executed and delivered to the Trustee an indenture (as supplemented, the “Indenture”), dated as of October 27, 2014, between the Company and the Trustee, providing for the original issuance of an aggregate principal amount of $1,260,000,000 of 6.75% Senior Notes due 2019 (the “Initial Notes”) and, subject to the terms of the Indenture, future unlimited issuances of 6.75% Senior Notes due 2019 (the “Additional Notes, and together with the Initial Notes, the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiaries shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiaries shall unconditionally guarantee all of the Company’s Obligations under the Notes and the Indenture (the “Subsidiary Guarantees”); and

WHEREAS, pursuant to Section 4.07 of the Indenture, the Trustee, the Company and the other Subsidiary Guarantors are authorized and required to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries, the Trustee, the Company and the other Subsidiary Guarantors mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1.             Capitalized Terms.  Unless otherwise defined in this Supplemental Indenture, capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.             Agreement to be Bound; Guarantee.  Each of the Guaranteeing Subsidiaries hereby become a party to the Indenture as a Subsidiary Guarantor and as such will have all of the rights and be subject to all of the Obligations and agreements of a Subsidiary Guarantor under the Indenture.  Each of the Guaranteeing Subsidiaries hereby agree to be bound by all of the provisions of the Indenture applicable to a Subsidiary Guarantor and to perform all of the Obligations and agreements of a Subsidiary Guarantor under the Indenture.  In furtherance of the foregoing, each of the Guaranteeing Subsidiaries shall be deemed a Subsidiary Guarantor for purposes of Article 10 of the Indenture, including, without limitation, Section 10.02 thereof.

3.             NEW YORK LAW TO GOVERN.  THE INDENTURE, THE NOTES, THIS SUPPLEMENTAL INDENTURE AND THE SUBSIDIARY GUARANTEES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4.             Counterparts.  The parties may sign any number of copies of this Supplemental Indenture.  Each signed copy shall be an original, but all of them together represent the same agreement.

5.             Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

6.             The Trustee.  The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries and the Company.

7.             Ratification of Indenture; Supplemental Indenture Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions

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thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, we have hereunto signed our names as of the date set forth below.

Dated:	April 1, 2015

DYNEGY INC.

		By:	/s/ Robert C. Flexon
		Name:	Robert C. Flexon
		Title:	President & Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

EQUIPOWER RESOURCES CORP.
DYNEGY RESOURCE II, LLC
DYNEGY RESOURCE III, LLC
DYNEGY RESOURCES HOLDCO I, LLC
DYNEGY RESOURCES HOLDCO II, LLC
DYNEGY RESOURCES GENERATING HOLDCO, LLC
RICHLAND GENERATION EXPANSION LLC
MILFORD POWER COMPANY, LLC
LAKE ROAD HOLDINGS GP, LLC
LAKE ROAD HOLDINGS LP, LLC
LAKE ROAD GENERATING COMPANY, L.P.
RSG POWER, LLC
RICHLAND-STRYKER GENERATION, LLC
DYNEGY RESOURCES MANAGEMENT, LLC
DIGHTON POWER, LLC
MASSPOWER HOLDCO, LLC
MASSPOWER PARTNERS I, LLC
MASSPOWER PARTNERS II, LLC
MASSPOWER
LIBERTY ELECTRIC GENERATION HOLDINGS, LLC
LEP HOLDINGS, LLC
LIBERTY ELECTRIC PA 2, LLC
LIBERTY ELECTRIC POWER, LLC
TOMCAT POWER, LLC
KINCAID HOLDINGS, LLC
KINCAID GENERATION, L.L.C.
KINCAID ENERGY SERVICES COMPANY, LLC
ELWOOD EXPANSION HOLDINGS, LLC
ELWOOD ENERGY HOLDINGS, LLC
ELWOOD SERVICES COMPANY, LLC
ELWOOD ENERGY HOLDINGS II, LLC
BRAYTON POINT HOLDINGS, LLC
ECP II-B (BRAYTON POINT IP) CORP
ECP II-C (BRAYTON POINT IP) CORP

By:	/s/ Robert C. Flexon
Name:	Robert C. Flexon
Title:	President & Chief Executive Officer

DYNEGY ENERGY SERVICES, LLC

By:	/s/ Robert C. Flexon
Name:	Robert C. Flexon
Title:	Chief Executive Officer

[SIGNATURE PAGES CONTINUE]

BLUE RIDGE GENERATION LLC
BLACK MOUNTAIN COGEN, INC.
CASCO BAY ENERGY COMPANY, LLC
DYNEGY ADMINISTRATIVE SERVICES COMPANY
DYNEGY COAL HOLDCO, LLC
DYNEGY COAL INVESTMENTS HOLDINGS, LLC
DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.
DYNEGY EQUIPMENT, LLC
DYNEGY GASCO HOLDINGS, LLC
DYNEGY GAS HOLDCO, LLC
DYNEGY GAS IMPORTS, LLC
DYNEGY GAS INVESTMENTS, LLC
DYNEGY GAS INVESTMENTS HOLDINGS, LLC
DYNEGY GLOBAL LIQUIDS, INC.
DYNEGY KENDALL ENERGY, LLC
DYNEGY MARKETING AND TRADE, LLC
DYNEGY MIDWEST GENERATION, LLC
DYNEGY MORRO BAY, LLC
DYNEGY MOSS LANDING, LLC
DYNEGY OAKLAND, LLC
DYNEGY OPERATING COMPANY
DYNEGY POWER, LLC
DYNEGY POWER GENERATION INC.
DYNEGY POWER MARKETING, LLC
DYNEGY SOUTH BAY, LLC
HAVANA DOCK ENTERPRISES, LLC
ILLINOVA CORPORATION
ONTELAUNEE POWER OPERATING COMPANY, LLC
SITHE ENERGIES, INC.
SITHE/INDEPENDENCE LLC

By:	/s/ Robert C. Flexon
Name:	Robert C. Flexon
Title:	President & Chief Executive Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Boris Treyger
Name:	Boris Treyger
Title:	Vice President

SCHEDULE I

SUBSIDIARY GUARANTORS

EQUIPOWER RESOURCES CORP.

DYNEGY RESOURCE II, LLC

DYNEGY RESOURCE III, LLC

DYNEGY RESOURCES HOLDCO I, LLC

DYNEGY RESOURCES HOLDCO II, LLC

DYNEGY RESOURCES GENERATING HOLDCO, LLC

RICHLAND GENERATION EXPANSION LLC

MILFORD POWER COMPANY, LLC

LAKE ROAD HOLDINGS GP, LLC

LAKE ROAD HOLDINGS LP, LLC

LAKE ROAD GENERATING COMPANY, L.P.

RSG POWER, LLC

RICHLAND-STRYKER GENERATION, LLC

DYNEGY RESOURCES MANAGEMENT, LLC

DIGHTON POWER, LLC

MASSPOWER HOLDCO, LLC

MASSPOWER PARTNERS I, LLC

MASSPOWER PARTNERS II, LLC

MASSPOWER

LIBERTY ELECTRIC GENERATION HOLDINGS, LLC

LEP HOLDINGS, LLC

LIBERTY ELECTRIC PA 2, LLC

LIBERTY ELECTRIC POWER, LLC

TOMCAT POWER, LLC

KINCAID HOLDINGS, LLC

KINCAID GENERATION, L.L.C.

KINCAID ENERGY SERVICES COMPANY, LLC

ELWOOD EXPANSION HOLDINGS, LLC

ELWOOD ENERGY HOLDINGS, LLC

ELWOOD SERVICES COMPANY, LLC

ELWOOD ENERGY HOLDINGS II, LLC

BRAYTON POINT HOLDINGS, LLC

ECP II-B (BRAYTON POINT IP) CORP

ECP II-C (BRAYTON POINT IP) CORP

DYNEGY ENERGY SERVICES, LLC

BLUE RIDGE GENERATION LLC

BLACK MOUNTAIN COGEN, INC.

CASCO BAY ENERGY COMPANY, LLC

DYNEGY ADMINISTRATIVE SERVICES COMPANY

DYNEGY COAL HOLDCO, LLC

DYNEGY COAL INVESTMENTS HOLDINGS, LLC

DYNEGY COAL TRADING & TRANSPORTATION, L.L.C.

DYNEGY EQUIPMENT, LLC

DYNEGY GASCO HOLDINGS, LLC

DYNEGY GAS HOLDCO, LLC

DYNEGY GAS IMPORTS, LLC

DYNEGY GAS INVESTMENTS, LLC

DYNEGY GAS INVESTMENTS HOLDINGS, LLC

DYNEGY GLOBAL LIQUIDS, INC.

DYNEGY KENDALL ENERGY, LLC

Schedule I continues on next page

DYNEGY MARKETING AND TRADE, LLC

DYNEGY MIDWEST GENERATION, LLC

DYNEGY MORRO BAY, LLC

DYNEGY MOSS LANDING, LLC

DYNEGY OAKLAND, LLC

DYNEGY OPERATING COMPANY

DYNEGY POWER, LLC

DYNEGY POWER GENERATION INC.

DYNEGY POWER MARKETING, LLC

DYNEGY SOUTH BAY, LLC

HAVANA DOCK ENTERPRISES, LLC

ILLINOVA CORPORATION

ONTELAUNEE POWER OPERATING COMPANY, LLC

SITHE ENERGIES, INC.

SITHE/INDEPENDENCE LLC